                                                        [LOGO]

                                                        FORTIS

                                        Solid partners, flexible solutions-SM-


INVEST FOR WORLDWIDE OPPORTUNITY

                                            FORTIS WORLDWIDE
                                            PORTFOLIOS
                                            SEMI-ANNUAL REPORT

                                            APRIL 30, 1998



                                            FORTIS FINANCIAL GROUP

FORTIS WORLDWIDE PORTFOLIOS, INC. SEMI-ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         2

SCHEDULES OF INVESTMENTS
   GLOBAL GROWTH PORTFOLIO                                     7
   INTERNATIONAL EQUITY PORTFOLIO                             11

STATEMENTS OF ASSETS AND LIABILITIES                          14

STATEMENTS OF OPERATIONS                                      15

STATEMENTS OF CHANGES IN NET ASSETS
   GLOBAL GROWTH PORTFOLIO                                    16
   INTERNATIONAL EQUITY PORTFOLIO                             17

NOTES TO FINANCIAL STATEMENTS                                 18

BOARD OF DIRECTORS AND OFFICERS                               23

OTHER PRODUCTS AND SERVICES                                   24

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2000, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2000, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the Funds' performance during the past six-months, refer to the Highlights box below. The letters from the portfolio manager and president provide a more detailed analysis of the Funds and financial markets.

The charts following the letters are useful because they provide more information about your investments. The top holdings chart show the types of securities in which the Fund invests, and the pie charts show a breakdown of the Fund's assets by country. The portfolio changes show the investment decisions your Fund manager has made over the period in response to changing market conditions.
The performance chart graphically compares the Fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other Fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1998

                                                                                                        MSCI
                                                 CLASS A      CLASS B      CLASS C      CLASS H      WORLD INDEX
                                                 --------     --------     --------     --------     -----------
GLOBAL GROWTH PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 23.92      $ 23.42      $ 23.43      $ 23.42         2315.20
  End of period..............................    $ 27.07      $ 26.40      $ 26.42      $ 26.41         2756.85
TOTAL RETURN**                                     13.17%       12.72%       12.76%       12.77%          19.08%
INTERNATIONAL EQUITY PORTFOLIO*
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 10.46      $ 10.45      $ 10.45      $ 10.45         2618.78
  End of period..............................    $ 11.39      $ 11.37      $ 11.37      $ 11.36         2756.85
TOTAL RETURN**                                      8.89%        8.80%        8.80%        8.71%           5.27%

    * For the period from March 2, 1998 (commencement of operations) to April 30, 1998.
   ** These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

GLOBAL GROWTH PORTFOLIO

                                     [Photo]
 "It's a big world out there, but too many investors see only a small part of it. With Fortis Global Growth Portfolio, my money can take me somewhere and I take advantage of global diversification."

DEAR SHAREHOLDER,

PERFORMANCE

The total return over the past six-month period ended April 30, 1998 for the Global Growth Portfolio was 13.17 percent (Class A shares without sales load) which compared to an increase of 18.10 percent for the Morgan Stanley Capital International World Index (MSCI). This underperformance was due primarily to the relative country weightings of the Portfolio compared to those of the Index and the stronger general performance of large cap stocks compared to the mid cap stocks. On a three year basis, Global Growth's average annual total return has been 22.21 percent (Class A shares without sales load) which compared to a 19.57 percent average annual total return for the MSCI.

Over the past year, moderate global economic growth resulted in low inflation and generally declining interest rates in the major economies of the world. During this period, equity markets were focused on concerns over the Federal Reserve Board possibly raising interest rates due to a strengthening U.S. economy. This was eventually replaced by fears over the Asian economic situation in the later stages of 1997, which eliminated any concerns over the Fed raising rates. The Asian crisis has actually resulted in a stronger 1998 economic outlook for both Europe and the United States. This has been due to a significant fall in long-term interest rates in both Europe and the United States in response to a slowing global economy and lower inflation. This has led to surprising strength of these relatively mature economies in the face of slower economic activity in other parts of the world. Over the past three years, investors globally have focused on many of the world's largest companies. This is due to economic uncertainty and the desire to be invested in highly liquid situations. The Portfolio has historically focused on mid-sized growth companies that have not received the full benefit of the market's strength in recent years. This situation is expected to improve as investors broaden their holdings into less exploited segments of the world's equity markets.

Global Growth is a global portfolio which means that it has the ability to invest in any stock market in the world. At the end of April 30, 1998, the Portfolio was highly diversified with 113 individual holdings in 24 nations. Foreign holdings represented 57.37 percent of total net assets; holdings in the United States represented 38.50 percent, and cash equivalents totaled 3.20 percent. The respective weightings of the MSCI World Index were 49.60 percent in the U.S. and 51.40 percent in foreign markets. Our objective in managing Global Growth is to expose shareholders to the world's best positioned growth companies. We look to invest in those niches of the world's economy which are demonstrating well above average levels of growth.

PORTFOLIO COMPOSITION
EUROPE

Holdings in continental Europe and the United Kingdom accounted for 45.70 percent of total assets at the end of April 1998. This compares to a 10.40 percent weighting in the MSCI. The fund has been overweight in European holdings for some time as it remains an attractive region for growth stock investors. There are significant changes taking place in Europe which should provide a favorable investment environment into the foreseeable future. Corporate restructurings, changes in share repurchase regulations, and the movement towards a common currency should provide a favorable backdrop for investors of European securities. In recent months, interest rates have declined in Europe as markets anticipate the movement towards a common currency which will begin in early 1999. Presently, our holdings in Europe are well diversified with countries such as Germany, representing 8.34 percent of total assets; the Netherlands, 4.48 percent; the United Kingdom, 5.50 percent; France, 5.16 percent; Scandinavian countries, 6.12 percent. Europe remains several years behind the United States in its efforts to restructure its industrial sectors. Numerous companies have announced restructuring strategies that will help reduce their cost of doing business and make them more competitive on a global basis. Some of our key holdings in Europe include SAP AG Systeme Preferred, one of the world's largest software providers; Telefonica de Espana, Spain's telephone company which has substantial interests in various Latin American telecom companies; and Nokia Oy's and Ericsson (L.M.) Telephone Co., organizations both involved in the global cellular infrastructure and cellular mobile phone markets.

JAPAN

The Portfolio's exposure to Japan (4.02 percent of total assets) has been well below average for some time. Japanese economic growth has lagged since 1989, as has its equity market. We anticipate that Japan will continue to struggle to demonstrate sustainable economic growth over the near term. Recently announced stimulus programs should help stabilize the economy through 1999. A weak currency has benefitted Japanese export-oriented companies over the past several years. Our investment focus has been on companies such as Sony Corp. and Canon, Inc. which have benefitted from a weak currency through enhanced export activity.

EMERGING REGIONS

Emerging regions accounted for 5.24 percent of total assets as of April 30, 1998. Holdings include companies located in Latin America, central Europe and southeast Asia. Our main focus is presently in Latin America and central Europe. Our Asian exposure has been limited for some time as economic and currency issues continue to dominate the less than favorable outlook there. We are finding some well positioned growth companies in Latin America; however, their investment outlook has been clouded by the "Asian contagion" situation. Central Europe also offers some good growth prospects which will be enhanced by an improving European economy in 1998. Asia remains underweight in the Portfolio due to its uncertain economic outlook. Further currency disruptions are possible and growth prospects looking forward are clouded by a weak banking sector in the region. This situation will gradually be resolved; however, in the interim many companies will struggle to demonstrate growth.

UNITED STATES

Global Growth has historically had a significant exposure in the United States. The main reason for this is the Portfolio's goal of investing in the best positioned growth companies available. The United States has been the dominant global market for well positioned growth companies. This is expected to be the case going forward and we anticipate having a meaningful exposure to mid-sized growth companies based in the United States. Areas which we have historically focused upon as strong investment sectors include business services, software based technology companies, health care services companies -- and certain consumer segments. The fund also has a strong representation in the energy services industry. Our focus there has been on companies with a high value added content in areas such as subsea completion, 3-D seismic data acquisition and deep water drilling.

GLOBAL ECONOMY AND INVESTMENT OUTLOOK

Over the past several years, the major developed economies of the United States and Europe have experienced an unprecedented bull market. The key drivers of the strong market environment have been moderate economic global growth, ample liquidity, fiscal spending constraints by governments, lower inflation, declining interest rates and favorable corporate earnings growth. Demographic trends have also helped fuel the bull market as aging baby boomers have been encouraged to increase their savings for retirement, not just in the United States but in other parts of the world. These positive variables remain in place; however, as stock markets in these countries reach ever higher levels, the vulnerability to any change in the environment becomes more acute. This is likely to result in a continuation of the volatility which global markets experience from time to time.

As always, the favorable economic environment is vulnerable to potential changes. Presently, the main concerns center around a few key uncertainties. These include: a worsening of the Asian economic problem, an acceleration of the deflationary pressures which certain parts of the world's economy are experiencing, a slowing of the world's most powerful economy -- the United States -- and the potential of the Federal Reserve raising short-term interest rates as a pre-emptive strike against inflation. The Asian crisis remains serious in that the two key economies of that region, China and Japan, are in a weakening economic trend. If the key economies remain weak, it will be difficult for the other southeastern Asian nations to recover. The U.S. economy has maintained a very strong growth rate thus far, due primarily to ample liquidity in the financial system and lower long term interest rates. As the U.S. economy matures, however, the growth of corporate earnings should be expected to slow.

Overall, this moderate growth, low inflation environment is favorable for financial assets. Our focus on individual companies with sound fundamental growth outlooks should be rewarded in the face of generally declining corporate earnings. Many of our investments are in niche segments of the world's economy which can continue to grow in a slowing environment. Although there are risks, our view is that the longer term outlook for global equity investments remains favorable.

Thank you for your investment in the Fortis Global Growth Portfolio. If you have any questions, please call us or your investment professional.

Sincerely,

              [SIGNATURE]                           [SIGNATURE]
         Dean C. Kopperud                          James S. Byrd
             President                            Vice President

May 19, 1998

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 04/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                       38.5%
Other                               21.6%
Germany                              8.3%
United Kingdom                       5.5%
France                               5.2%
Netherlands                          4.5%
Finland                              4.4%
Cash Equivalents/Receivables         4.1%
Japan                                4.0%
Sweden                               3.9%

TOP 10 EQUITY HOLDINGS AS OF 04/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  SAP AG Systeme Preferred (Germany)                       5.2%
 2.  Nokia OYJ K Shares (Finland)                             2.8%
 3.  Cisco Systems, Inc. (United States)                      2.3%
 4.  Telefonica de Espana ADR (Spain)                         2.2%
 5.  Gartner Group, Inc. Class A (United States)              1.8%
 6.  Ericsson (L.M.) Telephone Co. Class B ADR (Sweden)       1.8%
 7.  Tellabs, Inc. (United States)                            1.6%
 8.  Novartis AG (Switzerland)                                1.6%
 9.  Total Renal Care Holdings, Inc. (United States)          1.6%
10.  AccuStaff, Inc. (United States)                          1.5%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B shares Diamond                     +31.08%    +18.67%
Class B shares Diamond Diamond             +27.48%    +18.16%
Class C shares Diamond                     +31.12%    +18.70%
Class C shares Diamond Diamond             +30.12%    +18.70%
Class H shares Diamond                     +31.07%    +18.68%
Class H shares Diamond Diamond             +27.47%    +18.17%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed within year three or four (with a waiver of 10% of the amount invested) and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on
                 April 30, 1998.
              + Since November 14, 1994 -- Date shares were first offered to the public.

GLOBAL GROWTH PORTFOLIO CLASS A

VALUE OF $10,000 INVESTED JULY 8, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GLOBAL GROWTH PORTFOLIO CLASS A
Average Annual Total Return
                                                                                                                       Since
                                                                                         1 Year      5 Year    July 8, 1991@
With Sales Charge*                                                                      +25.78%     +15.45%          +14.87%
Without Sales Charge**                                                                  +32.05%     +16.58%          +15.69%
                                        MSCI World Index***     Global Growth Portfolio Class A
7/8/91                                              $10,000                             $10,000
4/30/92                                             $10,443                             $10,518
4/30/93                                             $12,170                             $11,943
4/30/94                                             $13,684                             $13,548
4/30/95                                             $15,087                             $14,090
4/30/96                                             $17,995                             $19,762
4/30/97                                             $19,911                             $19,477
4/30/98                                             $25,791                             $25,719

                      Annual period ended April 30, 1998

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.
   @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 04/30/98

ADDITIONS:                                          ELIMINATIONS:
ASM Lithography Holding N.V.                        Baan Co. N.V. ADR
Bayerische Vereinsbank AG                           CUC International, Inc.
Cendant Corp.                                       Deutsche Lufthansa AG
Dresdner Bank AG                                    ENSCO International, Inc.
Groupe Danone                                       Green Tree Financial Corp.
Grupo Televisa S.A. ADR                             Hong Kong Land Holdings Ltd.
Landry's Seafood Restaurants, Inc.                  Matsushita Electric Industrial Co. Ltd. ADR
Newbridge Networks Corp. ADR                        Oracle Corp.
Premiere Technologies, Inc.                         Powerscreen International plc
Union Bank of Switzerland                           Vans, Inc.

INTERNATIONAL EQUITY PORTFOLIO

                                     [Photo]
 "The Fortis International Equity Portfolio opens a lot of doors for me. I know the money managers are constantly seeking growth and value opportunities for my money. I like the fact that they look at all types of foreign industries and companies."

DEAR SHAREHOLDER,

The International Equity Portfolio is a new addition to the Fortis Fund Family. The International Equity Portfolio began operations in March 1998. Through April 30, 1998 the fund has increased 8.89 percent for Class A shares before sales charge. The Portfolio invests the majority of its assets in companies which are domiciled outside of the United States and is diversified geographically and by investment style. The fund utilizes both growth and value approaches to investing, incorporating top down and bottom up strategies. A majority of the holdings in the Portfolio will ordinarily be "blue chip" type investments in major foreign markets. Using this broad investment approach should create a diversified portfolio which will help reduce the volatility normally associated with investing in international markets.

International markets have experienced a divergence of performance in recent years. The lagging markets of Japan and southeastern Asia have been well publicized. Other parts of the world such as Europe, the United Kingdom, and Latin America have performed more positively in recent years. Currently, we anticipate that the investment focus of the Portfolio will be on the European and United Kingdom segments, which are benefitting from an improving economic picture. The benchmark for international investing is the Morgan Stanley Capital International EAFE Index, that covers Europe, Australia and the Far East. This non-North American based index is dominated presently by the United Kingdom, twenty percent; Japan, twenty percent; and Europe, forty-eight percent of holdings.

The outlook for investing in overseas markets is mixed. The European markets are attractive longer term due to the expected benefits from the movement towards a common currency. Cash flows into mutual funds and pension plans in Europe should fuel equity markets as long as interest rates remain at reasonably low levels. The trend towards a common currency has helped reduce interest rates in Europe over the past year and has led to a strong equity market environment. These markets in general no longer appear to be overly undervalued given the significant price movements over the past several months. Corporate restructurings, merger announcements and strong cash inflows have helped propel equity markets to new all time levels so far in 1998. This positive equity environment could last for some time as further corporate changes are expected in Europe.

The Japanese market has lagged most global markets in recent years due to a depressed economic environment. As the largest economy in Asia, the Japanese government is under significant pressure to stimulate its economy to provide a more favorable regional growth environment. In recent years, investors have focused on export oriented Japanese companies which have benefited from a weakened yen and strong economies in the United States and Europe. Looking ahead, corporate restructuring and share repurchase programs will likely be used by Japanese corporate managements in an attempt to stimulate shareholder interest. We remain skeptical regarding the Japanese ability to quickly turn their economic situation around. For the time being, we will be underweight in Japanese equities until there are more concrete signs of reacceleration of corporate earnings growth for companies.

Long-term, there are plenty of investment opportunities in international markets. Corporate restructuring, changes in share repurchase laws, and significant cross border mergers should stimulate investor interest in Europe, the United Kingdom, and Japan. A strengthening European economy due to the lower interest rate environment should also stimulate economic activity through 1999. The weakness of the Asian economies and the Japanese economy will hold back growth in this part of the world, and keep inflation and interest rates at relatively low levels. This should provide a favorable environment for investing in many international companies.

Thank you for your investment in our latest fund, which we believe has significant growth opportunities over the longer term.

Sincerely,

              [SIGNATURE]                           [SIGNATURE]
         Dean C. Kopperud                          James S. Byrd
             President                            Vice President

May 19, 1998

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 04/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalents/Receivables        28.5%
Other                               15.4%
France                              11.7%
United Kingdom                       9.4%
Netherlands                          8.0%
Germany                              7.0%
Japan                                5.4%
Italy                                4.5%
Finland                              3.8%
United States                        3.2%
Mexico                               3.1%

TOP 10 EQUITY HOLDINGS AS OF 04/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Global TeleSystems Group, Inc. (United States)           3.2%
 2.  Saipem S.p.A (Italy)                                     1.9%
 3.  ARM Holdings plc (United Kingdom)                        1.4%
 4.  Cap Gemini S.A. (France)                                 1.3%
 5.  World Equity Benchmark Share -- Japan Index Series
     (Japan)                                                  1.2%
 6.  SGS-Thomson Microelectronics N.V. NY Shares
     (France)                                                 1.1%
 7.  Vodafone Group plc ADR (United Kingdom)                  1.1%
 8.  Union Bank of Switzerland (Switzerland)                  1.1%
 9.  Matav Rt. ADR (Hungary)                                  1.0%
10.  IHC Caland N.V. (Netherlands)                            1.0%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                            Since
                                           Inception+
--------------------------------------------------
Class B shares Diamond                      +8.80%
Class B shares Diamond Diamond              +5.20%
Class C shares Diamond                      +8.80%
Class C shares Diamond Diamond              +7.80%
Class H shares Diamond                      +8.71%
Class H shares Diamond Diamond              +5.11%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount invested). Class C has a CSDC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on April 30, 1998.
              + Since March 2, 1998 -- Date shares were first offered to the public.

INTERNATIONAL EQUITY PORTFOLIO CLASS A

VALUE OF $10,000 INVESTED MARCH 2, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INTERNATIONAL EQUITY PORTFOLIO CLASS A
Two Month Total Return
                                                           Since
                                                  March 2, 1998@
With Sales Charge*                                        +3.72%
Without Sales Charge**                                    +8.89%
                                                                  International Equity Portfolio
                                             MSCI World Index***                         Class A
3/2/98                                                   $10,000                         $10,000
4/30/98                                                  $10,527                         $10,372

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.
   @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 04/30/98

ADDITIONS:
ARM Holdings plc
Cap Gemini S.A.
Global TeleSystems Group, Inc.
IHC Caland N.V.
Matav Rt. ADR
SGS-Thomson Microelectronics N.V. NY Shares
Saipem S.p.A
Union Bank of Switzerland
Vodafone Group plc ADR
World Equity Benchmark Share -- Japan Index Series

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO
Schedule of Investments
April 30, 1998 (Unaudited)

COMMON STOCKS-90.07%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               ARGENTINA-1.15%
     50,000    Disco S.A. ADR (a) -- RETAIL-GROCERY.........   $   788,250     $   1,987,500
                                                               ------------    -------------
               AUSTRIA-1.29%
     15,000    OMV Aktiengesellschaft (e) -- OIL-CRUDE
                 PETROLEUM AND GAS..........................     1,531,502         2,225,997
                                                               ------------    -------------
               BELGIUM-1.36%
      8,900    Barco N.V. -- TELECOMMUNICATION EQUIPMENT....     1,196,305         2,355,196
                                                               ------------    -------------
               BRAZIL-1.48%
     11,000    Telecomunicacoes Brasileiras S.A. Telebras
                 ADR (f) -- TELEPHONE SERVICES..............       679,009         1,339,937
     23,000    Uniao de Bancos Brasileiros S.A. GDR
                 (f) -- BANKS...............................       776,250           914,250
     31,600    Votorantim Celulose e Papel S.A.
                 ADR -- PAPER...............................       471,472           303,840
                                                               ------------    -------------
                                                                 1,926,731         2,558,027
                                                               ------------    -------------
               CANADA-0.62%
     36,700    Newbridge Networks Corp. ADR
                 (a) -- TELECOMMUNICATIONS..................       990,462         1,075,769
                                                               ------------    -------------
               CHILE-0.44%
     30,000    Cia. de Telecomunicaciones de Chile S.A.
                 ADR -- TELEPHONE SERVICES..................       825,013           751,875
                                                               ------------    -------------
               FINLAND-4.36%
     32,100    Amer Group Ltd. (a) -- CONSUMER GOODS........       632,245           656,955
     40,900    KCI Konecranes International plc
                 (e) -- MACHINERY...........................     1,094,907         1,951,878
     74,000    Nokia Oyj K Shares -- TELECOMMUNICATION
                 EQUIPMENT..................................       680,399         4,916,956
                                                               ------------    -------------
                                                                 2,407,551         7,525,789
                                                               ------------    -------------
               FRANCE-5.16%
     30,900    CIPE France S.A. -- BUSINESS SERVICES AND
                 SUPPLIES...................................     1,395,172         1,086,010
     39,000    Companie Generale de Geophysique S.A. ADR
                 (a) -- OIL AND GAS FIELD SERVICES..........       780,810         1,121,250
      4,800    Dexia France -- BANKS........................       596,683           580,681
      8,500    Groupe Danone -- FOOD........................     1,452,175         2,005,729
     12,500    Michelin (C.G.D.E.) Class B -- RUBBER AND
                 PLASTIC....................................       762,272           787,045
     27,500    Rhone-Poulenc (Warrants) (a)
                 (f) -- CHEMICALS...........................        93,872           147,813
     27,500    Rhone-Poulenc S.A. ADR -- CHEMICALS..........     1,117,228         1,361,250
     15,000    Sanofi S.A. -- DRUGS.........................     1,032,413         1,817,120
                                                               ------------    -------------
                                                                 7,230,625         8,906,898
                                                               ------------    -------------
               GERMANY-3.13%
     12,000    Bayerische Vereinsbank AG -- BANKS...........       780,908           896,073
     19,500    Dresdner Bank AG -- BANKS....................       941,834         1,059,489
     81,600    Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................     1,316,068         1,650,646
     17,000    SGL Carbon AG -- STEEL AND IRON..............       895,151         1,801,368
                                                               ------------    -------------
                                                                 3,933,961         5,407,576
                                                               ------------    -------------
               HONG KONG-0.25%
     70,000    Hutchison Whampoa Ltd. -- DIVERSIFIED
                 COMPANIES..................................       459,904           432,866
                                                               ------------    -------------
               HUNGARY-1.49%
     15,000    Matav Rt. ADR (a) (f) -- TELEPHONE
                 SERVICES...................................       279,750           442,500
     70,000    MOL Magyar Olaj-es Gazipari Rt. GDR
                 (e) -- OIL-CRUDE PETROLEUM AND GAS.........       567,000         2,126,992
                                                               ------------    -------------
                                                                   846,750         2,569,492
                                                               ------------    -------------
               ISRAEL-1.54%
     38,000    ECI Telecommunications
                 Ltd. -- TELECOMMUNICATION EQUIPMENT........       670,707         1,159,000
     35,000    Teva Pharmaceutical Industries Ltd. ADR
                 (f) -- DRUGS...............................     1,186,250         1,496,250
                                                               ------------    -------------
                                                                 1,856,957         2,655,250
                                                               ------------    -------------
               ITALY-1.32%
     22,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....       236,853           565,125
    228,200    Telecom Italia S.p.A. -- TELEPHONE
                 SERVICES...................................     1,518,315         1,706,397
                                                               ------------    -------------
                                                                 1,755,168         2,271,522
                                                               ------------    -------------

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO (CONTINUED)
Schedule of Investments
April 30, 1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               JAPAN-4.02%
     50,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................   $   727,099     $   1,203,125
     21,000    Honda Motor -- AUTOMOBILE MANUFACTURERS......       793,595           762,885
     11,000    Kyocera Corp. -- ELECTRONIC COMPONENTS.......       892,456           577,764
     61,400    Laox Co. Ltd. -- RETAIL-ELECTRIC PRODUCTS,
                 RADIO, TV, AUDIO...........................     1,176,658           427,518
        190    Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................     1,631,584         1,668,054
     15,000    Sony Corp. -- ELECTRONIC COMPONENTS..........       973,223         1,249,905
     20,000    Tokyo Electron Limited -- MACHINERY..........       754,745           787,103
     22,000    Toppan Forms Co. Ltd. (e) -- BUSINESS
                 SERVICES AND SUPPLIES......................       199,984           264,739
                                                               ------------    -------------
                                                                 7,149,344         6,941,093
                                                               ------------    -------------
               MEXICO-1.26%
     23,000    Grupo Televisa S.A. ADR
                 (f) -- BROADCASTING........................       811,035           943,000
     31,000    Panamerican Beverages, Inc. Class
                 A -- BEVERAGE..............................       546,573         1,236,125
                                                               ------------    -------------
                                                                 1,357,608         2,179,125
                                                               ------------    -------------
               NETHERLANDS-4.48%
     12,000    ASM Lithography Holding N.V. (a)
                 (f) -- MACHINERY...........................       946,980         1,099,500
     26,500    IHC Caland N.V. -- OIL AND GAS FIELD
                 SERVICES...................................       845,739         1,542,380
     37,500    Randstad Holdings N.V. -- BUSINESS SERVICES
                 AND SUPPLIES...............................       420,120         1,841,116
     60,000    VNU-Verenigde Bezit -- PUBLISHING............     1,395,594         1,942,080
     10,000    Wolters Kluwer N.V. -- PUBLISHING............       500,209         1,307,093
                                                               ------------    -------------
                                                                 4,108,642         7,732,169
                                                               ------------    -------------
               NORWAY-2.27%
     25,000    Petroleum Geo-Services ADR (a) -- OIL AND GAS
                 FIELD SERVICES.............................       672,606         1,643,750
     70,000    Stolt Comex Seaway S.A. (a) -- OIL AND GAS
                 FIELD SERVICES.............................       616,300         2,275,000
                                                               ------------    -------------
                                                                 1,288,906         3,918,750
                                                               ------------    -------------
               PORTUGAL-0.82%
     26,200    Portugal Telecom S.A. ADR -- TELEPHONE
                 SERVICES...................................       826,446         1,408,250
                                                               ------------    -------------
               SPAIN-2.69%
     15,000    Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...       620,911           821,769
     30,000    Telefonica de Espana (rights) -- TELEPHONE
                 SERVICES...................................        55,730            67,500
     30,000    Telefonica de Espana ADR -- TELEPHONE
                 SERVICES...................................     2,052,469         3,748,125
                                                               ------------    -------------
                                                                 2,729,110         4,637,394
                                                               ------------    -------------
               SWEDEN-3.85%
     60,000    Ericsson (L.M.) Telephone Co. Class B
                 ADR -- TELECOMMUNICATION EQUIPMENT.........     1,040,250         3,086,250
     40,000    Hoganas AB Class B -- CHEMICALS..............     1,108,424         1,602,313
     88,000    Industri-Matematik International Corp.
                 (a) -- COMPUTER-SOFTWARE...................       832,143         1,958,000
                                                               ------------    -------------
                                                                 2,980,817         6,646,563
                                                               ------------    -------------
               SWITZERLAND-2.77%
      1,700    Novartis AG -- DRUGS.........................     2,287,329         2,810,779
        100    Roche Holding AG -- DRUGS....................       522,734         1,013,707
        600    Union Bank of Switzerland -- BANKS...........       959,287           966,439
                                                               ------------    -------------
                                                                 3,769,350         4,790,925
                                                               ------------    -------------
               TAIWAN-0.32%
     22,500    Taiwan Semiconductor Manufacturing Co. Ltd.
                 ADR (a) (f) -- ELECTRONIC-SEMICONDUCTOR AND
                 CAPACITOR..................................       557,550           552,656
                                                               ------------    -------------
               UNITED KINGDOM-5.50%
    350,000    Avis Europe plc -- BUSINESS SERVICES AND
                 SUPPLIES...................................       721,989         1,366,442
    205,200    Capita Group plc -- BUSINESS SERVICES AND
                 SUPPLIES...................................       438,498         1,724,050
     55,000    Dr. Solomon's Group plc ADR (a)
                 (f) -- COMPUTER-SOFTWARE...................     1,160,625         1,636,250
     38,700    Energis plc (a) -- TELEPHONE SERVICES........       185,606           427,062
     23,000    Glaxo Wellcome plc ADR (f) -- DRUGS..........       905,802         1,300,938
     65,000    JBA Holdings plc -- COMPUTER-SOFTWARE........       873,444           597,740
     40,000    National Westminster Bank plc -- BANKS.......       746,150           800,554

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
    225,000    Orange plc (a) -- TELEPHONE SERVICES.........   $   707,347     $   1,634,589
                                                               ------------    -------------
                                                                 5,739,461         9,487,625
                                                               ------------    -------------
               UNITED STATES-38.50%
     49,000    3Com Corp. (a) (f) -- COMPUTER-COMMUNICATIONS
                 EQUIPMENT..................................       607,713         1,678,250
     70,000    AccuStaff, Inc. (a) -- CAPITAL SPENDING......     1,593,590         2,511,250
     21,000    ADC Telecommunications, Inc.
                 (a) -- TELECOMMUNICATION EQUIPMENT.........       365,355           628,688
     26,000    Altera Corp. (a)
                 (f) -- ELECTRONIC-SEMICONDUCTOR AND
                 CAPACITOR..................................       546,969         1,053,000
     82,500    Apple South, Inc. (f) -- RESTAURANTS AND
                 FRANCHISING................................       959,059         1,299,375
     48,500    Avant! Corp. (a) (f) -- COMPUTER-SOFTWARE....     1,053,065         1,406,500
     50,000    Bed Bath & Beyond, Inc. (a) -- CONSUMER
                 CYCLICAL...................................     1,145,684         2,462,500
     60,000    Blyth Industries, Inc. (a) (f) -- CONSUMER
                 GOODS......................................     1,784,845         2,201,250
     20,000    Camco International, Inc. (f) -- OIL AND GAS
                 FIELD SERVICES.............................       855,988         1,357,500
     91,000    Cendant Corp. (a) (f) -- RETAIL-SPECIALTY....     2,187,300         2,275,000
     65,550    Cheesecake Factory, Inc. (a) -- RESTAURANTS
                 AND FRANCHISING............................     1,224,487         1,655,138
     54,000    Cisco Systems, Inc.
                 (a) -- COMPUTER-COMMUNICATIONS EQUIPMENT...       366,375         3,955,500
     12,000    Citrix Systems, Inc.
                 (a) -- COMPUTER-SOFTWARE...................       650,093           745,500
     70,300    Covance, Inc. (a) (f) -- BUSINESS SERVICES
                 AND SUPPLIES...............................     1,370,076         1,507,056
     62,000    Data Processing Resources Corp.
                 (a) -- BUSINESS SERVICES AND SUPPLIES......     1,122,773         1,735,031
    127,700    DSP Communications, Inc. (a) -- ELECTRONIC
                 COMPONENTS.................................     2,157,401         2,130,994
     10,000    Estee Lauder Co. Class A -- CONSUMER
                 NON-CYCLICAL...............................       260,000           664,375
     23,000    Galileo International, Inc. -- BUSINESS
                 SERVICES AND SUPPLIES......................       563,500           928,625
     96,000    Gartner Group, Inc. Class A (a) -- CAPITAL
                 SPENDING...................................       300,000         3,180,000
     60,000    Input/Output, Inc. (a) -- OIL AND GAS FIELD
                 SERVICES...................................       200,750         1,492,500
     44,000    Interim Services, Inc. (a) -- BUSINESS
                 SERVICES AND SUPPLIES......................       951,500         1,435,500
     32,400    Landry's Seafood Restaurants, Inc.
                 (a) -- RESTAURANTS AND FRANCHISING.........       959,506           923,400
      2,000    Manhattan Associates, Inc. (a)
                 (f) -- COMPUTER-COMMUNICATIONS EQUIPMENT...        30,000            45,250
     46,400    Outback Steakhouse, Inc. (a) -- RESTAURANTS
                 AND FRANCHISING............................     1,416,358         1,769,000
     64,000    Parametric Technology Corp.
                 (a) -- COMPUTER-SOFTWARE...................       481,915         2,046,000
     25,000    Perkin-Elmer Corp. (f) -- PRECISION
                 INSTRUMENTS-TEST, RESEARCH.................     1,893,996         1,709,375
     31,500    Pier 1 Imports, Inc. (f) -- RETAIL-HOUSEHOLD
                 FURNITURE..................................       873,251           830,813
     54,000    Polo Ralph Lauren Corp. (a) -- APPAREL.......     1,306,230         1,518,750
     30,000    Premiere Technologies, Inc. (a)
                 (f) -- BUSINESS SERVICES AND SUPPLIES......       863,459           956,250
     50,000    R & B Falcon Corp. (a) (f) -- OIL-OFFSHORE
                 DRILLING...................................       867,175         1,603,125
     14,000    R.P. Scherer Corp. (a) (f) -- DRUGS..........       686,723         1,022,000
     53,000    Service Corp. International (f) -- PERSONAL
                 SERVICES...................................     1,315,765         2,186,250
      9,000    Steelcase, Inc. (a) -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................       252,000           311,625
     11,800    Steris Corp. (a) -- HEALTH CARE..............       203,550           693,988
     75,000    Sykes Enterprises, Inc. (a) -- BUSINESS
                 SERVICES AND SUPPLIES......................     1,814,841         1,570,313
     53,000    Synopsys, Inc. (a)
                 (f) -- COMPUTER-SOFTWARE...................     1,469,280         2,279,000
     40,000    Tellabs, Inc.(a) -- CAPITAL SPENDING.........       537,810         2,835,000
     82,000    Total Renal Care Holdings, Inc. (a)
                 (f) -- HEALTH CARE SERVICES................     1,994,452         2,716,250
     32,000    Transocean Offshore, Inc. -- OIL-OFFSHORE
                 DRILLING...................................       876,734         1,788,000
     15,000    Univision Communications
                 (a) -- BROADCASTING........................       585,000           574,688
     12,500    Western Atlas, Inc. (a) -- OIL AND GAS FIELD
                 SERVICES...................................       446,142           987,500
     25,000    Xilinx, Inc. (a) -- ELECTRONIC-SEMICONDUCTOR
                 AND CAPACITOR..............................       529,991         1,143,750
     23,200    Xylan Corp. (a)
                 (f) -- COMPUTER-COMMUNICATIONS EQUIPMENT...       767,884           660,475
                                                               ------------    -------------
                                                                40,438,585        66,474,334
                                                               ------------    -------------
               TOTAL COMMON STOCKS..........................   $96,694,998     $ 155,492,641
                                                               ------------    -------------
                                                               ------------    -------------

PREFERRED STOCKS-5.80%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              BRAZIL-0.59%
    40,000    Petroleo Brasileiro S.A. ADR Preferred
                (f) -- OIL-CRUDE PETROLEUM AND GAS.........   $   905,000     $   1,012,220
                                                              ------------    -------------

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO (CONTINUED)
Schedule of Investments
April 30, 1998 (Unaudited)

PREFERRED STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              GERMANY-5.21%
    18,000    SAP AG Systeme
                Preferred -- COMPUTER-SOFTWARE.............   $   591,854     $   8,997,507
                                                              ------------    -------------
              TOTAL PREFERRED STOCKS.......................     1,496,854        10,009,727
                                                              ------------    -------------
                                                              ------------    -------------
              TOTAL LONG-TERM INVESTMENTS..................   $98,191,852     $ 165,502,368
                                                              ------------    -------------
                                                              ------------    -------------

SHORT-TERM INVESTMENTS-3.20%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-0.76%
   $1,316,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.38%........   $   1,316,000
                                                                 -------------
                 DIVERSIFIED FINANCE-2.44%
    4,217,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.37%......................       4,217,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       5,533,000
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $103,724,852) (b)..........................   $ 171,035,368
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At April 30, 1998, the cost of securities for federal income tax purposes was $103,724,852 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $69,930,450
          Unrealized depreciation...........................   (2,619,934)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $67,310,516
          ---------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Common Stock sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period
Acquired       Shares/Par   Security                                                                             Cost Basis
-------------  -----------  -----------------------------------------------------------------------------------  ----------
1995               70,000   MOL Magyar Olaj-es                                                                   $  567,000
1996               15,000   OMV AG                                                                                1,531,502
1996               23,900   KCI Kronecranes                                                                         563,329
1998               17,000   KCI Kronecranes                                                                         531,578
1998               22,000   Toppan Forms                                                                            199,984

    The value of these securities at April 30, 1998, was $6,569,606, which represents 3.81% of total net assets.
 (f) Security is fully or partially on loan at April 30, 1998. See Note 1 of accompanying Notes to Financial Statements.

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 1998 (Unaudited)

COMMON STOCKS-70.67%

--------------------------------------------------------------------------------
                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
              ARGENTINA-0.67%
       500    Disco S.A. ADR (a) -- RETAIL-GROCERY.........   $   21,270     $   19,875
                                                              -----------    -----------
              AUSTRALIA-0.86%
     2,500    World Equity Benchmark Share-Australia Index
                Series -- UNIT INVESTMENT TRUST............       25,100         25,625
                                                              -----------    -----------
              AUSTRIA-0.75%
       150    OMV Aktiengesellschaft (e) -- OIL-CRUDE
                PETROLEUM AND GAS..........................       19,796         22,260
                                                              -----------    -----------
              BELGIUM-0.86%
       400    Lernout and Hauspie Speech Products N.V. ADR
                (a) -- COMPUTER-SOFTWARE...................       16,610         25,500
                                                              -----------    -----------
              BRAZIL-0.72%
       175    Telecomunicacoes Brasileiras S.A. Telebras
                ADR -- TELEPHONE SERVICES..................       20,179         21,317
                                                              -----------    -----------
              CANADA-0.59%
       600    Newbridge Networks Corp. ADR
                (a) -- TELECOMMUNICATIONS..................       16,180         17,587
                                                              -----------    -----------
              CHILE-0.68%
       800    Cia. de Telecomunicaciones de Chile S.A.
                ADR -- TELEPHONE SERVICES..................       21,898         20,050
                                                              -----------    -----------
              FINLAND-3.80%
     1,100    Amer Group Ltd. (a) -- CONSUMER GOODS........       20,022         22,512
       600    KCI Konecranes International plc
                (e) -- MACHINERY...........................       21,042         28,634
     3,600    Merita plc A Shares -- BANKS.................       20,246         24,119
       200    Nokia Corp., ADR Class
                A -- TELECOMMUNICATIONS....................        9,454         13,375
       130    Tieto Corp. Class B -- BUSINESS SERVICES AND
                SUPPLIES...................................       19,768         23,862
                                                              -----------    -----------
                                                                  90,532        112,502
                                                              -----------    -----------
              FRANCE-11.71%
       300    Cap Gemini S.A. -- COMPUTER-SOFTWARE.........       33,625         38,935
       150    Castorama Dubois
                Investisse -- RETAIL-MISCELLANEOUS.........       20,400         24,777
       654    CIPE France S.A. -- BUSINESS SERVICES AND
                SUPPLIES...................................       22,351         22,985
       400    Coflexip S.A. ADR -- OIL AND GAS FIELD
                SERVICES...................................       20,220         28,500
     1,000    Companie Generale de Geophysique S.A. ADR
                (a) -- OIL AND GAS FIELD SERVICES..........       20,290         28,750
       200    Dexia France -- BANKS........................       24,862         24,195
       400    Elf Aquitaine S.A. ADR -- OIL-CRUDE PETROLEUM
                AND GAS....................................       21,524         25,975
       600    Groupe Danone ADR -- FOOD....................       24,411         27,750
       350    Michelin (C.G.D.E.) Class B -- RUBBER AND
                PLASTIC....................................       20,523         22,037
       400    Rhone-Poulenc S.A. ADR -- CHEMICALS..........       18,016         19,800
       200    Sanofi S.A. -- DRUGS.........................       22,534         24,228
       400    SGS-Thomson Microelectronics N.V. NY
                Shares -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR..................................       27,941         33,800
       150    Suez Lyonnaise des Eaux -- UTILITIES-WATER
                AND SEWER..................................       19,171         25,425
                                                              -----------    -----------
                                                                 295,868        347,157
                                                              -----------    -----------
              GERMANY-6.13%
        60    Allianz AG -- INSURANCE......................       18,175         18,540
        60    Allianz AG (rights) (a) -- INSURANCE.........          322            306
       310    Bayerische Vereinsbank AG -- BANKS...........       20,173         23,149
     1,100    Deutsche Lufthansa AG (e) -- AIRLINES........       19,789         25,715
       500    Dresdner Bank AG -- BANKS....................       24,150         27,166
       800    Fresenius Medical Care AG ADR (a) -- HEALTH
                CARE SERVICES..............................       19,648         18,450
       500    Hoechst AG ADR -- CHEMICALS..................       19,208         20,125
     1,000    Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                PARTS......................................       21,248         20,229
        34    Volkswagen AG (with rights) -- AUTOMOBILE
                MANUFACTURERS..............................       20,720         27,880
                                                              -----------    -----------
                                                                 163,433        181,560
                                                              -----------    -----------
              HONG KONG-0.67%
     2,000    World Equity Benchmark share-Hong Kong Index
                Series -- UNIT INVESTMENT TRUST............       21,580         19,875
                                                              -----------    -----------
              HUNGARY-1.00%
     1,000    Matav Rt. ADR (a) -- TELEPHONE SERVICES......       25,665         29,500
                                                              -----------    -----------
              IRELAND-0.86%
       500    CBT Group plc ADR (a) -- COMPUTER-SOFTWARE...       25,625         25,437
                                                              -----------    -----------

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
Schedule of Investments
April 30, 1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
              ITALY-4.47%
    14,000    Banca di Roma (a) -- BANKS...................   $   19,330     $   25,796
    12,500    Parmalat Finanziaria S.p.A (a) -- FOOD.......       20,017         28,182
    10,000    Saipem S.p.A -- OIL AND GAS FIELD SERVICES...       55,486         57,507
     2,800    Telecom Italia S.p.A. -- TELEPHONE
                SERVICES...................................       19,959         20,937
                                                              -----------    -----------
                                                                 114,792        132,422
                                                              -----------    -----------
              JAPAN-5.37%
       300    Honda Motor Co. Ltd ADR -- AUTOMOBILE
                MANUFACTURERS..............................       22,293         21,844
     1,500    Ibiden Co. Ltd. -- ELECTRONIC-SEMICONDUCTOR
                AND CAPACITOR..............................       20,831         23,727
     5,000    Sakura Bank (The) Ltd. -- BANKS..............       19,992         17,218
     1,000    Shin-Etsu Chemical Co. Ltd. -- CHEMICALS.....       21,663         19,526
       200    Sony Corp. -- ELECTRONIC COMPONENTS..........       19,592         16,665
     2,000    Toppan Forms Co. Ltd. (e) -- BUSINESS
                SERVICES AND SUPPLIES......................       18,180         24,067
     3,500    World Equity Benchmark Share-Japan Index
                Series -- UNIT INVESTMENT TRUST............       40,390         36,094
                                                              -----------    -----------
                                                                 162,941        159,141
                                                              -----------    -----------
              MEXICO-3.12%
    12,000    Cifra S.A. de C.V. -- RETAIL-GROCERY.........       20,293         20,722
       600    Grupo Televisa S.A. ADR
                (f) -- BROADCASTING........................       21,183         24,600
     4,800    Kimberly-Clark de Mexico, S.A. -- PAPER......       20,489         23,379
       600    Panamerican Beverages, Inc. Class
                A -- BEVERAGE..............................       21,662         23,925
                                                              -----------    -----------
                                                                  83,627         92,626
                                                              -----------    -----------
              NETHERLANDS-7.95%
       100    Akzo Nobel N.V. -- CHEMICALS.................       19,009         20,341
       300    ASM Lithography Holding N.V.
                (a) -- MACHINERY...........................       23,675         27,487
       500    Getronics N.V. -- BUSINESS SERVICES AND
                SUPPLIES...................................       20,275         22,123
       500    IHC Caland N.V. -- OIL AND GAS FIELD
                SERVICES...................................       28,027         29,102
       425    ING Groep N.V. -- INSURANCE..................       20,027         27,618
       200    Philips Electronics N.V. ADR -- ELECTRONIC
                COMPONENTS.................................       16,600         18,000
       400    Royal Dutch Petroleum Co. NY
                Shares -- OIL-CRUDE PETROLEUM AND GAS......       21,516         22,625
       400    Royal PTT Nederland N.V. ADR -- TELEPHONE
                SERVICES...................................       20,766         20,975
       300    Schlumberger Ltd. ADR -- OIL AND GAS FIELD
                SERVICES...................................       23,300         24,862
       700    VNU-Verenigde Bezit -- PUBLISHING............       19,273         22,658
                                                              -----------    -----------
                                                                 212,468        235,791
                                                              -----------    -----------
              NORWAY-0.90%
       825    Stolt Comex Seaway S.A. (a) -- OIL AND GAS
                FIELD SERVICES.............................       20,254         26,813
                                                              -----------    -----------
              PORTUGAL-0.69%
       380    Portugal Telecom S.A. ADR -- TELEPHONE
                SERVICES...................................       19,878         20,425
                                                              -----------    -----------
              SINGAPORE-0.75%
     3,500    World Equity Benchmark Share-Singapore Index
                Series -- UNIT INVESTMENT TRUST............       22,890         22,094
                                                              -----------    -----------
              SPAIN-2.52%
       300    Argentaria S.A. -- BANKS.....................       21,742         24,998
     1,000    Endesa S.A. ADR -- UTILITIES-ELECTRIC........       20,103         24,250
       200    Telefonica de Espana (rights) -- TELEPHONE
                SERVICES...................................          543            450
       200    Telefonica de Espana ADR -- TELEPHONE
                SERVICES...................................       20,002         24,988
                                                              -----------    -----------
                                                                  62,390         74,686
                                                              -----------    -----------
              SWITZERLAND-2.33%
        10    Novartis AG -- DRUGS.........................       17,785         16,534
         2    Roche Holding AG -- DRUGS....................       23,037         20,274
        20    Union Bank of Switzerland -- BANKS...........       31,976         32,215
                                                              -----------    -----------
                                                                  72,798         69,023
                                                              -----------    -----------
              TAIWAN-0.66%
       800    Taiwan Semiconductor Manufacturing Co. Ltd.
                ADR (a) -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR..................................       20,082         19,650
                                                              -----------    -----------

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
              UNITED KINGDOM-9.44%
     3,000    ARM Holdings plc
                (a) -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR..................................   $   29,130     $   41,257
       200    British Airways plc ADR -- AIRLINES..........       18,608         20,950
       300    British Petroleum Co. plc ADR -- OIL-CRUDE
                PETROLEUM AND GAS..........................       23,212         28,350
     2,300    Johnson Matthey
                plc -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR..................................       20,830         23,304
     1,400    Lloyds TSB Group plc -- BANKS................       19,897         21,009
     1,100    National Westminster Bank plc -- BANKS.......       20,519         22,015
     1,500    Pearson plc -- PUBLISHING....................       20,729         23,525
     1,700    Royal & Sun Alliance Insurance Group
                plc -- INSURANCE...........................       19,672         18,902
     2,100    Scottish Hydro-Electric
                plc -- UTILITIES-ELECTRIC..................       20,177         20,681
     2,500    Unilever plc -- CONSUMER GOODS...............       20,244         26,731
       300    Vodafone Group plc ADR -- TELEPHONE
                SERVICES...................................       26,337         32,981
                                                              -----------    -----------
                                                                 239,355        279,705
                                                              -----------    -----------
              UNITED STATES-3.17%
     2,000    Global TeleSystems Group, Inc.
                (a) -- TELECOMMUNICATIONS..................       40,000         94,000
                                                              -----------    -----------
              TOTAL COMMON STOCKS..........................   $1,835,211     $2,094,621
                                                              -----------    -----------
                                                              -----------    -----------

PREFERRED STOCKS-0.84%

--------------------------------------------------------------------------------
                                                                           Market
   Shares                                                  Cost (b)       Value (c)
   ----                                                   -----------    -----------
          GERMANY-0.84%
    50    SAP AG Systeme
            Preferred -- COMPUTER-SOFTWARE.............   $   19,610     $   24,993
                                                          -----------    -----------
          TOTAL LONG-TERM INVESTMENTS..................   $1,854,821     $2,119,614
                                                          -----------    -----------
                                                          -----------    -----------

SHORT-TERM INVESTMENTS-24.06%

--------------------------------------------------------------------------------
   Principal                                                     Market
    Amount                                                      Value (c)
   ---------                                                   -----------
               BANKS-0.47%
   $ 14,000    U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.38%........   $   14,000
                                                               -----------
               U.S. GOVERNMENT AGENCY-23.59%
    700,000    Federal Home Loan Mortgage Corp. , 5.50%,
                 5-8-1998...................................      699,157
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................      713,157
                                                               -----------
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $2,567,978) (b)............................   $2,832,771
                                                               -----------
                                                               -----------

 (a) Presently not paying dividend income.
 (b) At April 30, 1998, the cost of securities for federal income tax purposes was $2,567,978 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $   291,518
          Unrealized depreciation...........................      (26,725)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $   264,793
          ---------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statement regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of total market value to total net assets.
 (e) Common Stock sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period
Acquired        Shares/Par    Security                                                                              Cost Basis
-------------  -------------  ------------------------------------------------------------------------------------  -----------
1998                 1,100    Deutsche Lufthansa AG                                                                  $  19,789
1998                   600    KCI Konecranes                                                                            21,042
1998                   150    OMV AG                                                                                    19,796
1998                 2,000    Toppan Forms                                                                              18,180

    The value of these securities at April 30, 1998, was $100,676 which represents 3.40% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Assets and Liabilities

(Unaudited)

April 30, 1998

--------------------------------------------------------------------------------
                                                       GLOBAL       INTERNATIONAL
                                                       GROWTH          EQUITY
                                                      PORTFOLIO       PORTFOLIO
                                                    -------------   -------------
ASSETS:
  Investments in securities, as detailed in the
    accompanying schedules, at market (cost
    $103,724,852; $2,567,978) (Note 1)............  $ 171,035,368    $2,832,771
  Cash on deposit with custodian..................            682        83,226
  Collateral for securities lending transactions
    (Note 1)......................................     42,998,290            --
    Investment securities sold....................      1,628,887            --
    Interest and dividends........................        157,809         3,942
    Subscriptions of capital stock................          7,234         1,346
  Deferred registration costs (Note 1)............         30,311        43,743
  Deferred organization costs (Note 1)............             --        23,778
  Prepaid expenses................................          5,265         4,986
                                                    -------------   -------------
TOTAL ASSETS......................................    215,863,846     2,993,792
                                                    -------------   -------------
LIABILITIES:
  Unrealized depreciation on forward foreign
    currency contracts -- net (Note 1 and 3)......            289            --
  Payable upon return of securities loaned (Note
    1)............................................     42,998,290            --
  Payable for investment securities purchased.....         10,400            --
  Redemptions of capital stock....................         26,550            --
  Payable for investment advisory and management
    fees (Note 2).................................        140,319         2,209
  Payable for distribution fees (Note 2)..........          5,862            67
  Accounts payable and accrued expenses...........         40,317        27,544
                                                    -------------   -------------
TOTAL LIABILITIES.................................     43,222,027        29,820
                                                    -------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par value $.01
    per share-authorized 10,000,000,000;
    10,000,000,000 shares; respectively...........    101,271,194     2,657,229
  Unrealized appreciation of investments in
    securities and other assets and liabilities
    denominated in foreign currency...............     67,308,944       264,791
  Undistributed net investment income (loss)......       (575,285)        7,661
  Accumulated net realized gain from the sale of
    investments and foreign currency..............      4,636,966        34,291
                                                    -------------   -------------
TOTAL NET ASSETS..................................  $ 172,641,819    $2,963,972
                                                    -------------   -------------
                                                    -------------   -------------
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of
  $132,859,321 and $2,828,097; respectively and
  4,907,429 and 248,402 shares outstanding;
  respectively)...................................         $27.07        $11.39
                                                    -------------   -------------
Class B shares (based on net assets of $13,174,031
  and $25,724; respectively and 498,942 and 2,262
  shares outstanding; respectively)...............         $26.40        $11.37
                                                    -------------   -------------
Class C shares (based on net assets of $5,158,696
  and $12,646; respectively and 195,232 and 1,112
  shares outstanding; respectively)...............         $26.42        $11.37
                                                    -------------   -------------
Class H shares (based on net assets of $21,449,771
  and $97,505; respectively and 812,166 and 8,580
  shares outstanding; respectively)...............         $26.41        $11.36
                                                    -------------   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Operations

(Unaudited)

For the Six-Month Period Ended April 30, 1998

--------------------------------------------------------------------------------
                                                        GLOBAL      INTERNATIONAL
                                                        GROWTH         EQUITY
                                                      PORTFOLIO      PORTFOLIO*
                                                     ------------   -------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income................................  $   347,929      $ 10,734
    Dividend income (Net of foreign witholding
     taxes of $63,512 and $822, respectively)......      299,590         5,649
    Fee income (Note 1)............................       24,949            --
                                                     ------------   -------------
  Total income.....................................      672,468        16,383
                                                     ------------   -------------
  Expenses:
    Investment advisory and management fees (Note
     2)............................................      797,159         5,674
    Distribution fees (Class A) (Note 2)...........      154,734         1,395
    Distribution fees (Class B) (Note 2)...........       58,904            21
    Distribution fees (Class C) (Note 2)...........       23,408            13
    Distribution fees (Class H) (Note 2)...........       95,908            62
    Registration fees (Note 2).....................       27,453         8,034
    Shareholders' notices and reports..............       28,429           388
    Legal and auditing fees........................       17,779         2,589
    Custodian fees.................................       26,140           161
    Directors' fees and expenses...................        8,579            67
    Amortization of organization costs (Note 1)....           --           423
    Other..........................................        5,749           138
                                                     ------------   -------------
  Total expenses...................................    1,244,242        18,965
    Less reimbursable expenses (Note 2)............           --       (10,243)
                                                     ------------   -------------
  Net expenses.....................................    1,244,242         8,722
                                                     ------------   -------------
NET INVESTMENT INCOME (LOSS).......................     (571,774)        7,661
                                                     ------------   -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY (NOTE 1):
  Net realized gain (loss) from:
    Investments....................................    5,820,822        34,291
    Foreign currency transactions..................       (3,511)           --
                                                     ------------   -------------
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS............................    5,817,311        34,291
                                                     ------------   -------------
  Net change in unrealized appreciation
    (depreciation) from:
    Investments....................................   14,816,838       264,793
    Translation of assets and liabilities
     denominated in foreign currency...............         (920)           (2)
                                                     ------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS....   14,815,918       264,791
                                                     ------------   -------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY.......   20,633,229       299,082
                                                     ------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................  $20,061,455      $306,743
                                                     ------------   -------------
                                                     ------------   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
* FOR THE PERIOD JANUARY 27, 1998 (INCEPTION) TO APRIL 30, 1998.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

GLOBAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                                             FOR THE SIX-MONTH
                                               PERIOD ENDED          FOR THE
                                              APRIL 30, 1998        YEAR ENDED
                                                (UNAUDITED)      OCTOBER 31, 1997
                                             -----------------   ----------------
OPERATIONS:
  Net investment loss......................    $      (571,774)    $     (639,261)
  Net realized gain on investments and
    foreign currency transactions..........          5,817,311          3,841,913
  Net change in unrealized appreciation on
    investments and foreign currency.......         14,815,918         13,864,114
                                             -----------------   ----------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................         20,061,455         17,066,766
                                             -----------------   ----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (373,712 and 1,430,651
     shares)...............................          9,234,764         31,744,263
    Class B (78,439 and 262,305 shares)....          1,905,511          5,741,350
    Class C (24,683 and 80,723 shares).....            594,411          1,780,946
    Class H (123,641 and 427,183 shares)...          2,996,924          9,359,347
  Less cost of repurchase of shares
    Class A (703,477 and 1,250,858
     shares)...............................        (17,250,472)       (27,986,672)
    Class B (68,344 and 46,752 shares).....         (1,652,093)        (1,047,876)
    Class C (28,504 and 28,671 shares).....           (680,743)          (634,945)
    Class H (109,460 and 142,042 shares)...         (2,636,611)        (3,149,221)
                                             -----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS.......................         (7,488,309)        15,807,192
                                             -----------------   ----------------
TOTAL INCREASE IN NET ASSETS...............         12,573,146         32,873,958
                                             -----------------   ----------------
NET ASSETS:
  Beginning of period......................        160,068,673        127,194,715
                                             -----------------   ----------------
  End of period (includes undistributed net
    investment loss of $575,285 and $0,
    respectively)..........................    $   172,641,819     $  160,068,673
                                             -----------------   ----------------
                                             -----------------   ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                                                                 FOR THE PERIOD
                                                                JANUARY 27, 1998
                                                                 (INCEPTION) TO
                                                                 APRIL 30, 1998
                                                                  (UNAUDITED)
                                                                ----------------
OPERATIONS:
  Net investment income.......................................     $    7,661
  Net realized gain on investments and foreign currency
    transactions..............................................         34,291
  Net change in unrealized appreciation of investments and
    foreign currency..........................................        264,791
                                                                ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........        306,743
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (252,220 shares)..................................      2,568,424
    Class B (2,325 shares)....................................         25,383
    Class C (1,112 shares)....................................         12,080
    Class H (8,718 shares)....................................         96,084
                                                                ----------------
  Less cost of repurchase of shares
    Class A (3,818 shares)....................................        (42,501)
    Class B (63 shares).......................................           (713)
    Class H (138 shares)......................................         (1,528)
                                                                ----------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      2,657,229
                                                                ----------------
TOTAL INCREASE IN NET ASSETS..................................      2,963,972
                                                                ----------------
NET ASSETS:
  Beginning of period.........................................             --
  End of period (includes undistributed net investment income
    of $7,661)................................................     $2,963,972
                                                                ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Notes to Financial Statements

(Unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The portfolios are non-diversified series of Fortis Worldwide Portfolios, Inc., ("Fortis Worldwide"), an open-end management investment company. The primary investment objective of each of the portfolios is long-term capital appreciation, with current income as a secondary objective. The Global Growth Portfolio ("Global Growth") seeks to achieve its objective primarily by investing in a global portfolio of equity securities, allocated among the markets of the U.S. and other, possibly diverse, countries and regions of the world. The International Equity Portfolio ("International Equity") seeks to achieve its objective by investing primarily in equity securities of non-U.S. companies. The articles of incorporation of Fortis Worldwide Portfolios, Inc. permits the Board of Directors to create additional portfolios in the future. The portfolios offer Class A, Class B, Class C and Class H shares. The Global Growth Portfolio began to issue multiple class shares effective November 14, 1994. The inception of International Equity Portfolio was January 27, 1998, and the commencement of operations was March 2, 1998. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the fund are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The fund may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

   For the period ended April 30, 1998, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $25,501,199 and $24,957,937 for Global Growth Portfolio; and $2,183,251 and $362,721 for International Equity Portfolio, respectively.

   LENDING OF PORTFOLIO SECURITIES: At April 30, 1998, securities valued at $42,421,229 were on loan to brokers from the Global Growth Portfolio. For collateral, the Global Growth Portfolio's custodian received $42,998,290 in cash which is maintained in a separate account and invested in short term investment vehicles. Fee income from securities lending amounted to $24,949 for the period ended April 30, 1998. The risks to the Portfolio in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   FEDERAL TAXES: The Portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, each portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   For federal income tax purposes, the Global Growth Portfolio had a capital loss carryover of $1,183,856 at October 31, 1997, which, if not offset by subsequent capital gains, will expire as follows:

   2003...............................................................$1,011,982
   2004..................................................................171,874

   It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   Net investment income and net realized gains may differ for financial statement and tax purposes because of foreign exchange gains and losses, treatment of net investment losses and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Portfolios.

--------------------------------------------------------------------------------

   On the Statement of Assets and Liabilities due to permanent book-to-tax differences, the Global Growth Portfolio accumulated net investment loss increased by $3,511, accumulated net realized gains increased by $3,511.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of the portfolios to generally pay annual distributions from net investment income, if any, and make distributions of any realized capital gains as required by law. These income and capital gains distributions are distributed on the record date and are reinvested in additional shares of the Portfolio at net asset value or payable in cash without any charge to the shareholder.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period. Organizational costs were incurred with the commencement of operations of the International Equity Portfolio. These costs will be amortized over 60 months on a straight line basis, beginning March 2, 1998.

   ILLIQUID SECURITIES: At April 30, 1998, investments in securities for the funds included issues that are illiquid. Global Growth and International Equity currently limit investments in illiquid securities to 15% of total net assets, at market value, at date of purchase. The aggregate values of such securities at April 30, 1998, were $6,569,606 for Global Growth and $100,676 for International Equity which represents 3.81% and 3.40% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the portfolios. Investment advisory and management fees are computed at an annual rate of 1.0% of the first $500 million of average daily net assets, and .9% on assets in excess of $500 million for the Global Growth and International Equity portfolios.
   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the Funds' principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes of each of the portfolio's) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers of the fund's shares) aggregating $216,162 and $6,312 for Class A, $26,762 and $0 for Class B, $1,123 and $0 for Class C, and $30,386 and $0 for Class H for the Global Growth and International Equity Portfolios, respectively, for the period ended April 30, 1998.

   Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) commencing March 2, 1998 to 1.70% of average daily net assets. During the semi-annual period ended April 30, 1998, Advisers reimbursed the fund $10,243.

   Legal fees and expenses aggregating $2,108 and $1,941 for the Global Growth and International Equity Portfolios, respectively, for the period ended April 30, 1998, were paid to a law firm of which the secretary of the portfolios is a partner.

3. FORWARD FOREIGN CURRENCY CONTRACTS: At April 30, 1998, the Portfolios entered into forward foreign currency exchange contracts that obligated the portfolios to receive currencies at a specified future date. The unrealized depreciation of $289 for the Global Growth Portfolio on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

    GLOBAL GROWTH PORTFOLIO
    -----------------------------------------------------------------------------------------------------------------------------
                         Currency           U.S. Dollar Value          Currency           U.S. Dollar Value        Appreciation/
    Settle Date      To Be Delivered      As Of April 30, 1998      To Be Received      As Of April 30, 1998      (Depreciation)
    -----------------------------------------------------------------------------------------------------------------------------
       7-May-98           52,544          $             87,854          87,565          $             87,565      $         (289)
                      British Pound                                   U.S. Dollar
                         Sterling
                                                      --------                                      --------              ------
                                          $             87,854                          $             87,565      $         (289)
                                                      --------                                      --------              ------

FORTIS WORLDWIDE PORTFOLIOS, INC.

(Unaudited)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Portfolios was as follows:

                                                                           Class A
                                           -----------------------------------------------------------------------
                                                                   Year Ended October 31,
                                           -----------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     1998**        1997         1996         1995        1994        1993
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   23.92    $   21.28    $   18.24    $  14.78    $  14.42    $  11.52
                                           ---------    ---------    ---------    --------    --------    --------
Operations:
  Investment income - net...............        (.07)        (.07)        (.06)       (.09)       (.04)       (.12)
  Net realized and unrealized gains
    (losses) on investments.............        3.22         2.71         3.10        3.55         .40        3.02
                                           ---------    ---------    ---------    --------    --------    --------
Total from operations...................        3.15         2.64         3.04        3.46         .36        2.90
                                           ---------    ---------    ---------    --------    --------    --------
Net asset value, end of period..........   $   27.07    $   23.92    $   21.28    $  18.24    $  14.78    $  14.42
                                           ---------    ---------    ---------    --------    --------    --------
Total return @..........................       13.17%       12.41%       16.67%      23.41%       2.50%      25.17%
Net assets end of period (000s
  omitted)..............................   $ 132,859    $ 125,268    $ 107,607    $ 68,302    $ 55,214    $ 28,226
Ratio of expenses to average daily net
  assets................................        1.39%*       1.44%        1.51%       1.73%       1.72%       2.19%
Ratio of net investment income to
  average daily net assets..............        (.55%)*      (.29%)       (.33%)      (.55%)      (.35%)     (1.01%)
Portfolio turnover rate.................          17%          30%          18%         27%         21%         37%
Average commission rate paid {::}.......   $   .0325    $   .0246    $   .0272          --          --          --

                                                            Class B
                                           ------------------------------------------
                                                     Year Ended October 31,
                                           ------------------------------------------
GLOBAL GROWTH PORTFOLIO                     1998**       1997       1996       1995+
-------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  23.42    $  20.98    $ 18.12    $ 14.60
                                           --------    --------    -------    -------
Operations:
  Investment income - net...............       (.24)       (.27)      (.24)      (.09)
  Net realized and unrealized gains
    (losses) on investments.............       3.22        2.71       3.10       3.61
                                           --------    --------    -------    -------
Total from operations...................       2.98        2.44       2.86       3.52
                                           --------    --------    -------    -------
Net asset value, end of period..........   $  26.40    $  23.42    $ 20.98    $ 18.12
                                           --------    --------    -------    -------
Total return @..........................      12.72%      11.63%     15.78%     24.11%
Net assets end of period (000s
  omitted)..............................   $ 13,174    $ 11,446    $ 5,735    $   991
Ratio of expenses to average daily net
  assets................................       2.14%*      2.19%      2.26%      2.48%*
Ratio of net investment income to
  average daily net assets..............      (1.30%)*    (1.03%)     (.99%)    (1.42%)*
Portfolio turnover rate.................         17%         30%        18%        27%
Average commission rate paid {::}.......   $  .0325    $  .0246    $ .0272         --

*      Annualized.
**     For the six-month period ended April 30, 1998.
@ These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                           Class C
                                           ----------------------------------------
                                                    Year Ended October 31,
                                           ----------------------------------------
GLOBAL GROWTH PORTFOLIO                    1998**      1997       1996       1995+
-----------------------------------------------------------------------------------
Net asset value, beginning of period....   $23.43     $ 21.00    $ 18.13    $ 14.60
                                           -------    -------    -------    -------
Operations:
  Investment income - net...............     (.23)       (.28)      (.23)      (.09)
  Net realized and unrealized gains
    (losses) on investments.............     3.22        2.71       3.10       3.62
                                           -------    -------    -------    -------
Total from operations...................     2.99        2.43       2.87       3.53
                                           -------    -------    -------    -------
Net asset value, end of period..........   $26.42     $ 23.43    $ 21.00    $ 18.13
                                           -------    -------    -------    -------
Total return @..........................    12.76%      11.57%     15.83%     24.18%
Net assets end of period (000s
  omitted)..............................   $5,159     $ 4,664    $ 3,087    $   434
Ratio of expenses to average daily net
  assets................................     2.14%*      2.19%      2.26%      2.48%*
Ratio of net investment income to
  average daily net assets..............    (1.30%)*    (1.04%)     (.99%)    (1.55%)*
Portfolio turnover rate.................       17%         30%        18%        27%
Average commission rate paid {::}.......   $.0325     $ .0246    $ .0272         --

                                                             Class H
                                           -------------------------------------------
                                                     Year Ended October 31,
                                           -------------------------------------------
GLOBAL GROWTH PORTFOLIO                     1998**       1997        1996       1995+
--------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  23.42    $  20.99    $  18.12    $ 14.60
                                           --------    --------    --------    -------
Operations:
  Investment income - net...............       (.23)       (.28)       (.23)      (.09)
  Net realized and unrealized gains
    (losses) on investments.............       3.22        2.71        3.10       3.61
                                           --------    --------    --------    -------
Total from operations...................       2.99        2.43        2.87       3.52
                                           --------    --------    --------    -------
Net asset value, end of period..........   $  26.41    $  23.42    $  20.99    $ 18.12
                                           --------    --------    --------    -------
Total return @..........................      12.77%      11.58%      15.84%     24.11%
Net assets end of period (000s
  omitted)..............................   $ 21,450    $ 18,690    $ 10,765    $ 2,141
Ratio of expenses to average daily net
  assets................................       2.14%*      2.19%       2.26%      2.48%*
Ratio of net investment income to
  average daily net assets..............      (1.30%)*    (1.04%)     (1.02%)    (1.46%)*
Portfolio turnover rate.................         17%         30%         18%        27%
Average commission rate paid {::}.......   $  .0325    $  .0246    $  .0272         --

*      Annualized.
**     For the six-month period ended April 30, 1998.
@ These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

FORTIS WORLDWIDE PORTFOLIOS, INC.

(Unaudited)

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                           CLASS A    CLASS B    CLASS C    CLASS H
                                           -------    -------    -------    -------
INTERNATIONAL EQUITY PORTFOLIO             1998**     1998**     1998**     1998**
-----------------------------------------------------------------------------------
Net asset value, beginning of period....   $10.46     $10.45     $10.45     $10.45
                                           -------    -------    -------    -------
Operations:
  Investment income - net...............      .02        .01        .01         --
  Net realized and unrealized gain
    (loss) on investments...............      .91        .91        .91        .91
                                           -------    -------    -------    -------
Total from operations...................      .93        .92        .92        .91
                                           -------    -------    -------    -------
Net asset value, end of period..........   $11.39     $11.37     $11.37     $11.36
                                           -------    -------    -------    -------
Total return @..........................     8.89%      8.80%      8.80%      8.71%
Net assets end of period (000s
  omitted)..............................   $2,828     $   26     $   13     $   98
Ratio of expenses to average daily net
  assets (a)............................     1.70%*     2.45%*     2.45%*     2.45%*
Ratio of net investment income to
  average daily net assets (a)..........     1.08%*      .33%*      .33%*      .33%*
Portfolio turnover rate.................       20%        20%        20%        20%
Average commission rate paid {::}.......   $.1407     $.1407     $.1407     $.1407

*      Annualized.
**     For the period March 2, 1998 (commencement of operations) to April 30,
       1998.
@ These are the Funds total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
{::} In accordance with rules adopted by the Securities and Exchange commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
(a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.70% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 3.84% and (1.06%) for class A, 4.59% and (1.81%) for class B, 4.59% and (1.81%) for class C, and 4.59% and (1.81%) for class H, respectively.

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel S. Shadko             MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   FIDUCIARY FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                                                   DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

[LOGO]

FORTIS

Solid partners, flexible solutions-SM-


FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group offers mutual funds, annuities and life insurance through its broker/dealer Fortis Investors, Inc.

We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP

Fortis Advisers, Inc.
(fund management since 1949)

Fortis Investors, Inc.
(principal underwriters;
member NASD, SIPC)

Fortis Benefits Insurance Company
& Fortis Insurance Company
(issuers of FFG's insurance products)

P.O. Box 64284, St. Paul, MN 55164
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


                                                              ---------------
FORTIS FINANCIAL GROUP                                           Bulk Rate
P.O. BOX 64284                                                  U.S. Postage
St. Paul, MN 55164                                                   PAID
                                                              Permit No. 3794
                                                              Minneapolis, MN
                                                              ---------------
FORTIS WORLDWIDE PORTFOLIOS


[recycle symbol]  Printed on recycled paper with
                  40% preconsumer waste and 10%
                  post consumer waste. Please recycle.

The Fortis logo and Fortis-SM- are
servicemarks of Fortis AMEV and Fortis AG.



96407 -C-Fortis 6/98